NUVEEN FUNDS

NOTICE OF CONTINUANCE OF INVESTMENT SUB-ADVISORY AGREEMENTS

WHEREAS, Nuveen Fund Advisors, LLC, a Delaware limited liability company (the “Manager “) and Nuveen Asset Management, LLC, a Delaware limited liability company (the “Sub-Adviser”) have entered into Sub-Advisory Agreements (the “Agreements”), pursuant to which the Sub-Adviser furnishes investment advisory services to the funds listed on Schedule A (the “Funds”); and

WHEREAS, pursuant to the terms of the Agreements, the Agreements shall continue in force from year to year, provided that such continuance is specifically approved for each Fund (as defined in each Agreement) at least annually in the manner required by the Investment Company Act of 1940 and the rules and regulations thereunder.

NOW THEREFORE, this Notice memorializes between the parties that the Board of Directors/Trustees of each Fund, including the independent Directors/Trustees, at a meeting called in part for the purpose of reviewing the Agreement, have approved the continuance of the Agreement with respect to each Fund until August 1, 2021, in the manner required by the Investment Company Act of 1940.

Dated as of July 31, 2020

NUVEEN FUND ADVISORS, LLC

By:	Christopher M. Rohrbacher
Its:	Managing Director

NUVEEN ASSET MANAGEMENT, LLC

By:	Gifford R. Zimmerman
Its:	Managing Director

Schedule A

Closed-End Fund/ticker	Date of Contract	Date of Renewal
Nuveen AMT-Free Municipal Credit Income Fund (NVG)	4-11-16	8-1-20
Nuveen AMT-Free Municipal Value Fund (NUW)	10-1-14	8-1-20
Nuveen AMT-Free Quality Municipal Income Fund (NEA)	10-1-14	8-1-20
Nuveen Arizona Quality Municipal Income Fund (NAZ)	10-1-14	8-1-20
Nuveen California AMT-Free Quality Municipal Income Fund (NKX)	10-1-14	8-1-20
Nuveen California Municipal Value Fund 2 (NCB)	10-1-14	8-1-20
Nuveen California Municipal Value Fund, Inc. (NCA)	10-1-14	8-1-20
Nuveen California Quality Municipal Income Fund (NAC)	10-1-14	8-1-20
Nuveen California Select Tax-Free Income Portfolio (NXC)	10-1-14	8-1-20
Nuveen Core Equity Alpha Fund (JCE)	10-1-14	8-1-20
Nuveen Dow 30SM Dynamic Overwrite Fund (DIAX)	12-5-14	8-1-20
Nuveen Enhanced Municipal Value Fund (NEV)	10-1-14	8-1-20
Nuveen Georgia Quality Municipal Income Fund (NKG)	10-1-14	8-1-20
Nuveen Global High Income Fund (JGH)	11-7-14	8-1-20
Nuveen High Income 2020 Target Term Fund (JHY)	6-10-15	8-1-20
Nuveen High Income 2023 Target Term Fund (JHAA)	10-24-18	8-1-20
Nuveen High Income November 2021 Target Term Fund (JHB)	2-11-16	8-1-20
Nuveen Intermediate Duration Municipal Term Fund (NID)	10-1-14	8-1-20
Nuveen Intermediate Duration Quality Municipal Term Fund (NIQ)	10-1-14	8-1-20
Nuveen Maryland Quality Municipal Income Fund (NMY)	10-1-14	8-1-20
Nuveen Massachusetts Quality Municipal Income Fund (NMT)	10-1-14	8-1-20
Nuveen Michigan Quality Municipal Income Fund (NUM)	10-1-14	8-1-20
Nuveen Minnesota Quality Municipal Income Fund (NMS)	10-6-14	8-1-20
Nuveen Missouri Quality Municipal Income Fund (NOM)	10-1-14	8-1-20
Nuveen Multi-Market Income Fund (JMM)	11-19-14	8-1-20
Nuveen Municipal 2021 Target Term Fund (NHA)	1-9-16	8-1-20
Nuveen Municipal Credit Income Fund (NZF)	4-11-16	8-1-20
Nuveen Municipal High Income Opportunity Fund (NMZ)	10-1-14	8-1-20
Nuveen Municipal Income Fund, Inc. (NMI)	10-1-14	8-1-20
Nuveen Municipal Value Fund, Inc. (NUV)	10-1-14	8-1-20
Nuveen NASDAQ 100 Dynamic Overwrite Fund (QQQX)	12-5-14	8-1-20
Nuveen New Jersey Municipal Value Fund (NJV)	10-1-14	8-1-20
Nuveen New Jersey Quality Municipal Income Fund (NXJ)	10-1-14	8-1-20
Nuveen New York AMT-Free Quality Municipal Income Fund (NRK)	10-1-14	8-1-20
Nuveen New York Municipal Value Fund 2 (NYV)	10-1-14	8-1-20
Nuveen New York Municipal Value Fund, Inc. (NNY)	10-1-14	8-1-20
Nuveen New York Quality Municipal Income Fund (NAN)	10-1-14	8-1-20
Nuveen New York Select Tax-Free Income Portfolio (NXN)	10-1-14	8-1-20
Nuveen Ohio Quality Municipal Income Fund (NUO)	10-1-14	8-1-20
Nuveen Pennsylvania Municipal Value Fund (NPN)	10-1-14	8-1-20
Nuveen Pennsylvania Quality Municipal Income Fund (NQP)	10-1-14	8-1-20
Nuveen Preferred & Income Opportunities Fund (JPC)	10-1-14	8-1-20
Nuveen Preferred and Income 2022 Term Fund (JPT)	11-16-16	8-1-20
Nuveen Preferred and Income Term Fund (JPI)	10-1-14	8-1-20
Nuveen Quality Municipal Income Fund (NAD)	10-1-14	8-1-20
Nuveen Real Asset Income and Growth Fund (JRI)	10-1-14	8-1-20
Nuveen S&P 500 Dynamic Overwrite Fund (SPXX)	12-1-14	8-1-20
Nuveen Select Maturities Municipal Fund (NIM)	10-1-14	8-1-20

Nuveen Select Tax-Free Income Portfolio (NXP)	10-1-14	8-1-20
Nuveen Select Tax-Free Income Portfolio 2 (NXQ)	10-1-14	8-1-20
Nuveen Select Tax-Free Income Portfolio 3 (NXR)	10-1-14	8-1-20
Nuveen Tax-Advantaged Dividend Growth Fund (JTD)	10-1-14	8-1-20
Nuveen Taxable Municipal Income Fund (NBB)	10-1-14	8-1-20
Nuveen Virginia Quality Municipal Income Fund (NPV)	10-1-14	8-1-20

OPEN-END FUNDS

REGISTRANT	FUND	Date of Contract	Date of Renewal
NUVEEN	Nuveen All-American Municipal Bond Fund	10-1-14	8-1-20
MUNICIPAL	Nuveen High Yield Municipal Bond Fund	10-1-14	8-1-20
TRUST	Nuveen Intermediate Duration Municipal Bond Fund	10-1-14	8-1-20
	Nuveen Limited Term Municipal Bond Fund	10-1-14	8-1-20
	Nuveen Short Duration High Yield Municipal Bond Fund	10-1-14	8-1-20
	Nuveen Strategic Municipal Opportunities Fund	12-16-14	8-1-20
NUVEEN	Nuveen Arizona Municipal Bond Fund	10-1-14	8-1-20
MULTI-STATE	Nuveen Colorado Municipal Bond Fund	10-1-14	8-1-20
TRUST I	Nuveen Maryland Municipal Bond Fund	10-1-14	8-1-20
	Nuveen New Mexico Municipal Bond Fund	10-1-14	8-1-20
	Nuveen Pennsylvania Municipal Bond Fund	10-1-14	8-1-20
	Nuveen Virginia Municipal Bond Fund	10-1-14	8-1-20
NUVEEN	Nuveen California High Yield Municipal Bond Fund	10-1-14	8-1-20
MULTI-STATE	Nuveen California Intermediate Municipal Bond Fund	10-19-16	8-1-20
TRUST II	Nuveen California Municipal Bond Fund	10-1-14	8-1-20
	Nuveen Connecticut Municipal Bond Fund	10-1-14	8-1-20
	Nuveen Massachusetts Municipal Bond Fund	10-1-14	8-1-20
	Nuveen New Jersey Municipal Bond Fund	10-1-14	8-1-20
	Nuveen New York Municipal Bond Fund	10-1-14	8-1-20
NUVEEN	Nuveen Georgia Municipal Bond Fund	10-1-14	8-1-20
MULTI-STATE	Nuveen Louisiana Municipal Bond Fund	10-1-14	8-1-20
TRUST III	Nuveen North Carolina Municipal Bond Fund	10-1-14	8-1-20
	Nuveen Tennessee Municipal Bond Fund	10-1-14	8-1-20
NUVEEN	Nuveen Kansas Municipal Bond Fund	10-1-14	8-1-20
MULTI-STATE	Nuveen Kentucky Municipal Bond Fund	10-1-14	8-1-20
TRUST IV	Nuveen Michigan Municipal Bond Fund	10-1-14	8-1-20
	Nuveen Missouri Municipal Bond Fund	10-1-14	8-1-20
	Nuveen Ohio Municipal Bond Fund	10-1-14	8-1-20
	Nuveen Wisconsin Municipal Bond Fund	10-1-14	8-1-20
NUVEEN	Nuveen Equity Market Neutral Fund	10-1-14	8-1-20
INVESTMENT	Nuveen Large Cap Core Fund	10-1-14	8-1-20
TRUST	Nuveen Large Cap Growth Fund	10-1-14	8-1-20
	Nuveen Large Cap Value Fund	10-1-14	8-1-20
NUVEEN	Nuveen Emerging Markets Equity Fund	11-5-18	8-1-20
INVESTMENT	Nuveen Equity Long/Short Fund	10-15-14	8-1-20
TRUST II	Nuveen International Growth Fund	10-1-14	8-1-20

REGISTRANT	FUND	Date of Contract	Date of Renewal
NUVEEN	Nuveen Global Real Estate Securities Fund	3-20-18	8-1-20
INVESTMENT	Nuveen Preferred Securities and Income Fund	10-1-14	8-1-20
TRUST V			8-1-20
NUVEEN MANAGED ACCOUNTS PORTFOLIOS TRUST	Municipal Total Return Managed Accounts Portfolio	10-1-14	8-1-20
NUVEEN	Nuveen Credit Income Fund f/k/a Nuveen High Income Bond Fund	10-1-14	8-1-20
INVESTMENT	Nuveen Dividend Value Fund	10-1-14	8-1-20
FUNDS, INC.	Nuveen Global Infrastructure Fund	10-1-14	8-1-20
	Nuveen Large Cap Select Fund	10-1-14	8-1-20
	Nuveen Mid Cap Growth Opportunities Fund	10-1-14	8-1-20
	Nuveen Mid Cap Value Fund	10-1-14	8-1-20
	Nuveen Minnesota Intermediate Municipal Bond Fund	10-1-14	8-1-20
	Nuveen Minnesota Municipal Bond Fund	10-1-14	8-1-20
	Nuveen Nebraska Municipal Bond Fund	10-1-14	8-1-20
	Nuveen Oregon Intermediate Municipal Bond Fund	10-1-14	8-1-20
	Nuveen Real Asset Income Fund	10-1-14	8-1-20
	Nuveen Real Estate Securities Fund	10-1-14	8-1-20
	Nuveen Short Term Municipal Bond Fund	10-1-14	8-1-20
	Nuveen Small Cap Growth Opportunities Fund	10-1-14	8-1-20
	Nuveen Oregon Intermediate Municipal Bond Fund	10-1-14	8-1-20
	Nuveen Real Asset Income Fund	10-1-14	8-1-20
	Nuveen Real Estate Securities Fund	10-1-14	8-1-20
	Nuveen Short Term Municipal Bond Fund	10-1-14	8-1-20
	Nuveen Small Cap Growth Opportunities Fund	10-1-14	8-1-20
	Nuveen Small Cap Select Fund	10-1-14	8-1-20
	Nuveen Small Cap Value Fund	10-1-14	8-1-20
	Nuveen Strategic Income Fund	10-1-14	8-1-20